Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 21, 2012 (this “Restatement Agreement”), to the Credit Agreement dated as of May 6, 2011 (the “Existing Credit Agreement”), among TRIMBLE NAVIGATION LIMITED, a California corporation (the “Company”), the SUBSIDIARY BORROWERS from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Company has requested each Lender to (a) convert its existing Multicurrency Tranche Revolving Loan Commitment and outstanding Multicurrency Tranche Revolving Loans to a Multicurrency Tranche 2 Revolving Loan Commitment and Multicurrency Tranche 2 Revolving Loans, (b) convert its existing US Tranche Revolving Loan Commitment and outstanding US Tranche Revolving Loans to a US Tranche 2 Revolving Loan Commitment and US Tranche 2 Revolving Loans and (c) convert its existing Term Loans to Tranche 2 Term Loans, in each case as set forth herein, and the Lenders whose names appear on Annex I-A and/or Annex I-C hereto (collectively, the “Converting Lenders”) have so agreed as provided herein;

WHEREAS, the Company has requested that the Existing Credit Agreement be amended to provide for the conversions referred to above and for certain other modifications to the terms of the Existing Credit Agreement, including, without limitation, the incurrence of additional Tranche 2 Term Loans, and that, as so amended, the Existing Credit Agreement be restated in the form of Exhibit A hereto; and

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Administrative Agent, the Issuing Banks, the Swing Line Bank and the Lenders party hereto (constituting the Required Lenders) hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as the context may require.

SECTION 2. Amendment and Restatement. (a) Effective as of the Restatement Effective Date, (i) the Existing Credit Agreement is hereby amended and restated in the form of Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”), (ii) Annex I to the Existing Credit Agreement is hereby amended and restated in the form of Annex I attached to the Restated Credit Agreement, (iii) Exhibit A to the Existing Credit Agreement is hereby amended and restated in the form of Exhibit A attached to the Restated Credit Agreement, (iv) Exhibit B to the Existing Credit Agreement is hereby amended and restated in the form of Exhibit B attached to the Restated Credit Agreement, (v) Exhibit C to the Existing Credit Agreement is hereby amended and restated in the form of Exhibit C attached to the Restated Credit Agreement,

(vi) Exhibit D to the Existing Credit Agreement is hereby deleted in its entirety, (vii) Exhibit E to the Existing Credit Agreement is hereby amended and restated in the form of Exhibit E attached to the Restated Credit Agreement and (viii) Exhibit H to the Existing Credit Agreement is hereby deleted in its entirety.

(b) Except as expressly set forth above and therein, all Schedules and Exhibits to the Existing Credit Agreement will continue in their present forms as Schedules and Exhibits to the Restated Credit Agreement.

SECTION 3. Existing Revolving Loan Commitments and Revolving Loans; Additional Revolving Loan Commitments; Pro Rata Participation in Letters of Credit. The Company and each Converting Lender agrees that, on the Restatement Effective Date:

(a) the amount of the Multicurrency Tranche Revolving Loan Commitment of each Converting Lender set forth opposite its name under the heading “Converted Multicurrency Commitment Amount” in Annex I-A hereto (the “Converted Multicurrency Commitment Amount”) shall be converted into and become a Multicurrency Tranche 2 Revolving Loan Commitment of such Converting Lender, and a portion corresponding to such Converting Lender’s Converted Multicurrency Commitment Amount of each Multicurrency Tranche Revolving Loan made by such Converting Lender as part of a borrowing outstanding on the Restatement Effective Date under the Existing Credit Agreement, if any, shall be converted into and become a Multicurrency Tranche 2 Revolving Loan of such Converting Lender, in each case under the Restated Credit Agreement;

(b) the amount of the US Tranche Revolving Loan Commitment of each Converting Lender set forth opposite its name under the heading “Converted US Commitment Amount” in Annex I-A hereto (the “Converted US Commitment Amount”) shall be converted into and become a US Tranche 2 Revolving Loan Commitment of such Converting Lender, and a portion corresponding to such Converting Lender’s Converted US Commitment Amount of each US Tranche Revolving Loan made by such Converting Lender as part of a borrowing outstanding on the Restatement Effective Date under the Existing Credit Agreement, if any, shall be converted into and become a US Tranche 2 Revolving Loan of such Converting Lender, in each case under the Restated Credit Agreement; and

(c) all Revolving Loan Commitments and Revolving Loans outstanding under the Existing Credit Agreement that remain after giving effect to the conversions provided for in paragraphs (a) and (b) of this Section and that are not Multicurrency Tranche 2 Revolving Loan Commitments or related Multicurrency Tranche 2 Revolving Loans, or US Tranche 2 Revolving Loan Commitments or related US Tranche 2 Revolving Loans, shall constitute Multicurrency Tranche 1 Revolving Loan Commitments and related Multicurrency Tranche 1 Revolving Loans or US Tranche 1 Revolving Loan Commitments and related US Tranche 1

Revolving Loans, as applicable, under the Restated Credit Agreement. On the Restatement Effective Date, immediately after this Restatement Agreement shall have become effective and the conversions provided for in paragraphs (a) and (b) of this Section shall have occurred, the Company shall terminate in whole all outstanding Multicurrency Tranche 1 Revolving Loan Commitments and US Tranche 1 Revolving Loan Commitments (and the Lenders party hereto hereby waive compliance by the Company with the minimum notice period requirements set forth in Section 2.06 of the Restated Credit Agreement with respect to the termination of such Commitments).

(d) Each Lender listed in Annex I-B hereto (each, an “Additional Multicurrency Tranche 2 Revolving Lender” or an “Additional US Tranche 2 Revolving Lender”, as applicable) hereby agrees, severally and not jointly, on the terms and conditions set forth in this Restatement Agreement and the Restated Credit Agreement, to provide additional Multicurrency Tranche 2 Revolving Loan Commitments or US Tranche 2 Revolving Loan Commitments, as applicable, to the Company on the Restatement Effective Date in the amount set forth opposite such Lender’s name under the heading “Additional Multicurrency Tranche 2 Revolving Loan Commitments” or “Additional US Tranche 2 Revolving Loan Commitments”, as applicable, in Annex I-B hereto. The terms and conditions of the additional Multicurrency Tranche 2 Revolving Loan Commitments and the additional US Tranche 2 Revolving Loan Commitments established pursuant to this paragraph (d), and the Loans and other extensions of credit to be made thereunder, shall be identical to those of the Multicurrency Tranche 2 Revolving Loan Commitments and the US Tranche 2 Revolving Loan Commitments, respectively, established pursuant to paragraphs (a) and (b) of this Section, and the Loans and other extensions of credit made thereunder, and shall be treated as a single Class with such Multicurrency Tranche 2 Revolving Loan Commitments and Loans or such US Tranche 2 Revolving Loan Commitments and Loans, as applicable. Upon the occurrence of the Restatement Effective Date, (i) each Additional Multicurrency Tranche 2 Revolving Lender and each Additional US Tranche 2 Revolving Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) under the Restated Credit Agreement and the other Loan Documents, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) under the Restated Credit Agreement and the other Loan Documents and (ii) (A) such additional Multicurrency Tranche 2 Revolving Loan Commitments or additional US Tranche 2 Revolving Loan Commitments, as applicable, shall constitute (or, in the event such Additional Multicurrency Tranche 2 Revolving Lender or Additional US Tranche 2 Revolving Lender already has a Revolving Loan Commitment of the applicable Class, shall increase) the Revolving Loan Commitment of the applicable Class of such Lender and (B) the Aggregate Revolving Loan Commitment of the applicable Class shall be increased by the amount of such additional Multicurrency Tranche 2 Revolving Loan Commitments or additional US Tranche 2 Revolving Loan Commitments, as applicable, in each case, subject to further increase or reduction from time to time as provided in the Restated Credit Agreement. For the avoidance of doubt, upon the effectiveness of the additional Multicurrency Tranche 2 Revolving Loan Commitments and additional US Tranche 2 Revolving Loan Commitments, the applicable Pro Rata Shares (determined for each applicable Class) of all the Lenders shall automatically be adjusted to give effect thereto.

(e) On the Restatement Effective Date, after giving effect to the conversions provided for in paragraph (a) of this Section and the increase in the Multicurrency Tranche 2 Revolving Loan Commitments provided for in paragraph (d) of this Section, each applicable Multicurrency Tranche 2 Revolving Lender (such Lender, an “Adjusting Lender”), shall assign to the other Multicurrency Tranche 2 Revolving Lenders, and each other Multicurrency Tranche 2 Revolving Lender shall purchase from each such Adjusting Lender, participations in Letters of Credit outstanding on the Restatement Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, participations in Letters of Credit outstanding on the Restatement Effective Date will be held by all the Lenders with Multicurrency Tranche 2 Revolving Loan Commitments (including such Adjusting Lenders) ratably in accordance with their applicable Pro Rata Shares (determined for such Class).

SECTION 4. Existing Term Loans. The Company and each Converting Lender agrees that, on the Restatement Effective Date:

(a) the amount of the Term Loan of such Converting Lender set forth opposite its name under the heading “Converted Term Loan Amount” in Annex I-C hereto (the “Converted Term Loan Amount” and, together with the Converted Multicurrency Commitment Amount and the Converted US Commitment Amount of such Lender, the “Converted Amount”) shall be converted into and become a Tranche 2 Term Loan of such Converting Lender under the Restated Credit Agreement; and

(b) all Term Loans outstanding under the Existing Credit Agreement that remain after giving effect to the conversions provided for in paragraph (a) of this Section and that are not Tranche 2 Term Loans shall constitute Tranche 1 Term Loans under the Restated Credit Agreement. On the Restatement Effective Date, immediately after this Restatement Agreement shall have become effective and the conversions provided for in paragraph (a) of this Section shall have occurred, the Company shall prepay in full all outstanding Tranche 1 Term Loans, together with all accrued interest and other amounts owed thereon (and the Lenders party hereto hereby consent to such prepayment, waive any requirement of the Company pursuant to Section 2.05(a) of the Restated Credit Agreement to simultaneously and ratably prepay any Tranche 2 Term Loans and waive compliance by the Company with the minimum notice period requirements set forth in Section 2.05(a) of the Restated Credit Agreement with respect to the prepayment of the Tranche 1 Term Loans).

SECTION 5. Additional Tranche 2 Term Loans. Each Lender listed in Annex I-D hereto (each, an “Additional Tranche 2 Term Lender”) hereby agrees, severally and not jointly, on the terms and conditions set forth in this Restatement Agreement and the Restated Credit Agreement, to make an additional Tranche 2 Term Loan in Dollars to the Company on the Restatement Effective Date in a principal amount equal to the amount set forth opposite such Lender’s name under the heading “Additional Tranche 2 Term Loans” in Annex I-D hereto. Each such Lender shall make available its Tranche 2 Term Loan to be funded pursuant to this Section not later than 12:00 noon (New York time) on the Restatement Effective Date by wire transfer of immediately available funds in Dollars to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will promptly make the funds so received from the Lenders available to the Company at the Administrative Agent’s office in New York, New York and shall disburse such proceeds in accordance with the Company’s disbursement instructions set forth in the applicable Borrowing/Conversion/Continuation Notice. A Lender’s obligation to make a Tranche 2 Term Loan pursuant to this Section shall not be affected by any other Lender’s failure to make any Tranche 2 Term Loan.

SECTION 6. Representations and Warranties. The Company hereby represents and warrants to each other party hereto that:

(a) this Restatement Agreement (i) has been duly authorized by all proper proceedings of the Company, (ii) has been duly executed and delivered by the Company and (iii) constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b) the representations and warranties of the Company set forth in the Restated Credit Agreement are true and correct in all material respects on and as of the date hereof and on and as of the Restatement Effective Date (in each case, unless any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct in all material respects as of such date); and

(c) no Default or Unmatured Default under the Existing Credit Agreement or the Restated Credit Agreement has occurred and is continuing.

SECTION 7. Effectiveness of Restatement Agreement. The amendments to and restatement of the Existing Credit Agreement provided for herein shall become effective on the first date (the “Restatement Effective Date”) on which each of the following conditions shall be satisfied:

(a) the Administrative Agent (or its counsel) shall have received from (i) the Company, (ii) each Converting Lender, (iii) each Additional Multicurrency Tranche 2 Revolving Lender, (iv) each Additional US Tranche 2 Revolving Lender, (v)

each Additional Tranche 2 Term Lender and (vi) Lenders constituting the Required Lenders, either (A) counterparts of this Restatement Agreement signed on behalf of such parties or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Restatement Agreement;

(b) the Company and each Guarantor shall have executed and delivered to the Administrative Agent an agreement reaffirming the Subordination Agreement and, in the case of each Guarantor, its guarantee under the Subsidiary Guarantee Agreement of the Obligations, in the form of Exhibit B hereto (the “Reaffirmation Agreement”);

(c) the Company shall have executed and delivered to the Administrative Agent the Disclosure Letter dated the Restatement Effective Date;

(d) the Company shall have provided a written notice of prepayment (which may be conditioned upon the occurrence of the Restatement Effective Date and in respect of which the Lenders hereby waive any requirement of prior notice) with respect to all Revolving Loans outstanding under the Existing Credit Agreement, shall have prepaid all such outstanding Revolving Loans and shall have executed and delivered to the Administrative Agent, a Borrowing/Conversion/Continuation Notice in respect of the Tranche 2 Term Loans and any Multicurrency Tranche 2 Revolving Loans and US Tranche 2 Revolving Loans, not later than 11:00 a.m. (New York time) (a) in the case of an ABR Advance, one Business Day before the Restatement Effective Date and (b) in the case of a Eurocurrency Rate Advance, three Business Days before the Restatement Effective Date;

(e) the Company shall have provided a written notice pursuant to Section 2.06 of the Restated Credit Agreement, pursuant to which, immediately following the effectiveness of this Restatement Agreement and the conversions provided for in paragraphs (a) and (b) of Section 3 hereof, all of the Multicurrency Tranche 1 Revolving Loan Commitments and US Tranche 1 Revolving Loan Commitments under the Restated Credit Agreement shall be terminated and a written notice pursuant to Section 2.05(a) of the Credit Agreement, pursuant to which, immediately following the effectiveness of this Restatement Agreement and the conversions provided for in Section 4 hereof, all outstanding Tranche 1 Term Loans shall be prepaid in full, together with all accrued interest and other amounts owed thereon;

(f) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably have requested relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(g) the representations and warranties of the Company set forth in Section 6 hereof shall be true and correct on and as of the Restatement Effective Date (in each case, unless any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct in all material respects as of such date), and the Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the chief financial officer of the Company, in form and substance reasonably satisfactory to the Administrative Agent, confirming the accuracy thereof;

(h) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of Wilson Sonsini Goodrich & Rosati, P.C., in form and substance reasonably satisfactory to the Administrative Agent; and

(i) the Administrative Agent shall have received from the Company the Amendment Fee (as defined below) and the upfront fees separately agreed to be paid by the Company for the account of each applicable Lender and all amounts due and payable to the Administrative Agent on or prior to the Restatement Effective Date pursuant to the Loan Documents, including, to the extent invoiced, reimbursement of all reasonable costs and out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel for the Administrative Agent) required to be reimbursed or paid by the Company hereunder or under any other Loan Document; and the Administrative Agent, the Arrangers and their respective affiliates shall have received from the Company all fees, and, to the extent invoiced, reasonable costs and out-of-pocket expenses and other amounts separately agreed to be paid by the Company in connection with this Restatement Agreement and the transactions contemplated hereby.

SECTION 8. Amendment Fee. The Company agrees to pay to the Administrative Agent, for the account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart hereof (or a facsimile transmission of a signed signature page of this Restatement Agreement) on or prior to 5:00 p.m. (New York time) on November 19, 2012, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of such Lender’s Converted Amount (determined prior to giving effect to any assignments to such Lender of Term Loans, Multicurrency Tranche Revolving Loan Commitments or US Tranche Revolving Loan Commitments of non-Converting Lenders on the Restatement Effective Date).

SECTION 9. Effect of Restatement Agreement. Except as expressly set forth herein, this Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Issuing Bank, the Swing Line Bank or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances. This Restatement

Agreement shall constitute a Loan Document. On and after the Restatement Effective Date, any reference to the Existing Credit Agreement in any Loan Document shall mean the Restated Credit Agreement.

SECTION 10. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable costs and out-of-pocket expenses in connection with this Restatement Agreement, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP.

SECTION 11. Counterparts. This Restatement Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Restatement Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Restatement Agreement.

SECTION 12. Governing Law; Consent to Jurisdiction and Service of Process. (a) GOVERNING LAW. THIS RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL OTHER CONFLICT OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF THE STATE OF NEW YORK.

(b) EXCLUSIVE JURISDICTION. THE COMPANY AGREES THAT ALL DISPUTES WITH THE ADMINISTRATIVE AGENT, ANY ISSUING BANK, THE SWING LINE BANK AND ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS RESTATEMENT AGREEMENT WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY APPLICABLE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (B) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE. NOTHING IN THIS RESTATEMENT AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY ISSUING BANK, THE SWING LINE BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS RESTATEMENT AGREEMENT AGAINST THE COMPANY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) VENUE. THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE

LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS RESTATEMENT AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

(d) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS RESTATEMENT AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS RESTATEMENT AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e) SERVICE OF PROCESS. EACH PARTY TO THIS RESTATEMENT AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 15.01 OF THE RESTATED CREDIT AGREEMENT. NOTHING IN THIS RESTATEMENT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS RESTATEMENT AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(f) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS RESTATEMENT AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 12, WITH ITS COUNSEL.

SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Restatement Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Restatement Agreement.

SECTION 14. Execution. Execution and delivery of this Restatement Agreement constitutes execution and delivery of the Restated Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be duly executed by their authorized officers as of the date first above written.

TRIMBLE NAVIGATION LIMITED,

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as an Issuing Bank, the Swing Line Bank and the Administrative Agent,

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

Name of Lender

By:
Name:
Title:

For any Lender requiring a second signature block:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]